HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated July 6, 2010
to the Prospectus of the Oakmark Funds dated January 28, 2010 as previously supplemented on May 13, 2010

Effective immediately, the following changes are made to the prospectus:

Under the section of the prospectus entitled "INVESTING WITH THE OAKMARK FUNDS – ELIGIBILITY TO BUY SHARES", the Oakmark Units subsection on page 51 is replaced in its entirety as follows:

"Oakmark Units. Oakmark Units are ILA Service Units of the Federal Portfolio and the FST Administration Shares of the Financial Square Federal Fund ("Oakmark Units"). The ILA Federal Portfolio and the Financial Square Federal Fund are portfolios of the Goldman Sachs Trust. Starting July 6, 2010, Oakmark Units of the Financial Square Federal Fund will be available for purchase. Starting July 19, 2010, Oakmark Units of the ILA Federal Portfolio will no longer be available for purchase. Existing holders of the Oakmark Units of the ILA Federal Portfolio must exchange their units for shares of any of the Funds or for the Oakmark Units of the Financial Square Federal Fund by August 31, 2010. If exchanging into a Fund, the new account must meet the minimum balance of $1,000 or $500 with an Automatic Investment Plan or for Coverdell Education Savings Accounts. If your Oakmark Units of the ILA Federal Portfolio are outstanding at the close of business on August 31, 2010, they will be liquidated and you will receive a check for the proceeds. If you hold Oakmark Units in an IRA, your ILA Federal Portfolio units will be exchanged for Financial Square Federal Fund units on August 31, 2010.

For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (1-800-625-6275) or visit www.oakmark.com. You may exchange your Oakmark Units of the ILA Federal Portfolio for shares of the Funds or Oakmark Units of the Financial Square Federal Fund in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 2 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK. Please read the prospectus carefully before you invest or send money."

SUPJULY10

HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated July 6, 2010
to the Statement of Additional Information
of the Oakmark Funds dated January 28, 2010

Effective immediately, the section entitled "PURCHASING AND REDEEMING SHARES – Money Market Exchange Fund" on page 28 of the Statement of Additional Information is replaced in its entirety as follows:

"The Adviser acts as a Service Organization for the ILA Service Units of the Federal Portfolio and for the FST Administration Shares of the Financial Square Federal Fund ("Oakmark Units") of the Goldman Sachs Trust. Oakmark Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser may receive fees at a rate of 0.25% from the ILA Federal Portfolio and the Financial Square Federal Fund based on the average annual net assets of the Oakmark Units held in such portfolios."